UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 11, 2009
SPSS Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34103	36-2815480

(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

233 South Wacker Drive, Chicago, Illinois	60606

(Address of Principal Executive Offices)	(Zip Code)
(312) 651-3000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1

ITEM 8.01: OTHER EVENTS
     On March 11, 2009, SPSS Inc. issued a press release announcing that its Board of Directors has authorized the company to repurchase up to $40.0 million of its issued and outstanding 2.5% Convertible Subordinated Notes due 2012. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
99.1	SPSS Press Release, dated March 11, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPSS INC.
	By:	/s/ Raymond H. Panza
Raymond H. Panza
Dated: March 12, 2009		Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary

3